ANNEX B

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

                                  CMBS ISSUANCE

                PRELIMINARY STRUCTURAL AND COLLATERAL TERM SHEET

                   ------------------------------------------

                     EXPECTED PRICING DATE: JANUARY 26, 1999

                   ------------------------------------------

                                 $1,035,531,205

                                  (APPROXIMATE)

                FIRST UNION COMMERCIAL MORTGAGE SECURITIES, INC.
                                  AS DEPOSITOR

                            FIRST UNION NATIONAL BANK

                             AS MORTGAGE LOAN SELLER

                   ------------------------------------------


FIRST UNION CAPITAL MARKETS                          MORGAN STANLEY DEAN WITTER


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1



CERTAIN OFFERING POINTS

NEWLY ORIGINATED COLLATERAL. The collateral consists of 238 Mortgage Loans with a principal balance (as of February 1, 1999, the "Cut-off Date") of approximately $1,163,518,250. The Mortgage Loans were all originated by First Union National Bank.

CALL PROTECTION. 100% of the Mortgage Loans contain call protection provisions. 99.4% of the Mortgage Loans provide for initial lockout period followed by i) defeasance; or ii) yield maintenance; or/and iii) percentage penalty. The weighted average lockout and defeasance period for all loans is 10.2 years. The Mortgage Loans are generally prepayable without penalty between zero to six months from Mortgage Loan maturity.

------------------------------------------------------------------------------------- ----------------- -----------------
TYPE OF CALL PROTECTION                                                                 # OF LOANS        % OF BALANCE
------------------------------------------------------------------------------------- ----------------- -----------------
Prohibits prepayment or only permits defeasance for most of term                            192                80.4%
------------------------------------------------------------------------------------- ----------------- -----------------
Prohibits prepayment until date specified in related Mortgage Note and then imposes either a Yield Maintenance Charge or a Percentage Premium (but not both)
for most of remaining term                                                                   30                16.1%
------------------------------------------------------------------------------------- ----------------- -----------------
Prohibits prepayment or only permits defeasance for at least the first ten years and thereafter permits prepayments without Yield Maintenance Charge or
Percentage Premium for a period greater than one year                                        12                 2.2%
------------------------------------------------------------------------------------- ----------------- -----------------
Prohibits prepayment until date specified in related Mortgage Note, then imposes a Yield Maintenance Charge for a period, and then a Percentage Premium for the
remaining term                                                                               3                  0.7%
------------------------------------------------------------------------------------- ----------------- -----------------
Permits prepayment during the first two (2) years of the term if accompanied by a Yield Maintenance Charge for remaining term, and thereafter permits defeasance
for balance of term                                                                          1                  0.6%
------------------------------------------------------------------------------------- ----------------- -----------------


$4.89 MILLION AVERAGE LOAN BALANCE AS OF THE CUT-OFF DATE.

1.36X WEIGHTED AVERAGE DEBT SERVICE COVERAGE RATIO ("DSCR") (EXCLUDING CTLS) AS OF THE CUT-OFF DATE.

72.7% WEIGHTED AVERAGE LOAN TO VALUE ("LTV) (EXCLUDING CTLS) AS OF THE CUT-OFF DATE.

PROPERTY TYPE DIVERSIFICATION. Multifamily 41.9%, Retail 22.0%, Hospitality 10.3%, Office 10.0%, Credit Tenant Lease ("CTL") 9.9%, Health Care 3.9%, Industrial/Warehouse 0.9% and Other 1.1%

GEOGRAPHIC DIVERSIFICATION. Florida (12.7%), California (10.1%), Georgia (9.8%), Texas (7.8%), New York (7.5%), Maryland (7.0%), Pennsylvania (6.2%) and North Carolina (5.4%); 25 other states and the District of Columbia less than 5% each.

MONTHLY INVESTOR REPORTING. Updated collateral summary information will be part of the monthly remittance report in addition to detailed P & I - payment and delinquency information. Quarterly NOI and occupancy information to the extent delivered by borrowers, will be available to Certificateholders.

CASH FLOWS WILL BE MODELED ON BLOOMBERG.

Except as otherwise indicated, percentages (%) represent the principal amount of loan or loans compared to aggregate pool balance, as of the Cut-off Date (the "Cut-off Date Pool Balance").

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

--------------- -------------------- ----------------- ------------- ------------ --------------- ----------------- ----------------
                   SETTLEMENT DATE
                     CERTIFICATE
                     BALANCE OR         CUT-OFF DATE       RATING                                  EXPECTED FINAL
                      NOTIONAL         SUBORDINATION      (MOODY'S/    AVERAGE      PRINCIPAL       DISTRIBUTION       PASS-THROUGH
    CLASS             AMOUNT(1)            LEVEL            S&P)       LIFE(3)     WINDOW(3)(4)       DATE(3)            Rate(5)
--------------- -------------------- ----------------- ------------- ------------ --------------- ----------------- ----------------
     A-1             222,414,205           28.55%          Aaa/AAA        5.4       3/99-1/08           1/08            Fixed Rate
     A-2             608,949,000           28.55%          Aaa/AAA        9.5       1/08-10/08         10/08            Fixed Rate
     IO-1          1,163,518,250(2)          --           Aaa/AAAr       10.1           --               --           Variable Rate
     B                58,273,000           23.54%          Aa2/AA         9.7      10/08-12/08         12/08            Fixed Rate
     C                61,186,000           18.28%           A2/A         11.7      12/08-11/12         11/12          [NetWAC - __]
     D                67,014,000           12.52%         Baa2/BBB       14.3       11/12-6/13          6/13          [NetWAC - __]
     E                17,482,000           11.02%         Baa3/BBB-      14.5       6/13-8/13           8/13          [NetWAC - __]
   IO-2(6)           128,200,046(2)          --                                                                         Fixed Rate
     F(6)             52,445,000           6.51%                                                                        Fixed Rate
     G(6)             37,877,000           3.26%                                                                        Fixed Rate
     H(6)             37,878,046           0.00%                                                                        Fixed Rate
--------------- -------------------- ----------------- ------------- ------------ --------------- ----------------- ----------------

Notes:

     (1) In the case of each such Class, subject to a permitted variance of plus or minus 5%. The Settlement Date Certificate Balance is the expected balance of each Class of Certificates after distributions to FUNB, as record owner of the Offered Certificates prior to the Settlement Date, of all principal due on each Mortgage Loan on February 1, 1999 as described herein.

     (2)  Represents the notional balance.

     (3)  Based on Table Assumptions described in the Prospectus Supplement.

     (4) Principal Window is the period (expressed in terms of months and commencing with the March 1999 Distribution Date) during which distributions of principal are expected to be made to the holders of each designated Class in accordance with the Table Assumptions.

     (5) Other than the Class C, D, E and IO-1 Certificates, each Class of Certificates will accrue interest generally at a fixed rate of interest as described in the Prospectus Supplement. The Class C, D, E and IO-1 Certificates will accrue interest at variable rates as described in the Prospectus Supplement. The pass-through rates shown are only for indicative purposes. The final pass-through rates will be determined at pricing.

     (6)  Not offered hereby.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1


I.  ISSUE CHARACTERISTICS

Issue Type:                 The Class A-1, A-2, IO-1, B, C, D and E Certificates
                            (the "Offered Certificates") are offered pursuant to the Prospectus Supplement dated January [ ], 1999 and accompanying Prospectus dated January 8, 1999, and the Class IO-2, F, G and H Certificates are not offered hereby.

Securities Offered:         $1,035,318,205  monthly  pay,  multi-class  pay
                            commercial mortgage REMIC Pass-Through Certificates, including three fixed-rate principal and interest
                            Classes (Classes A-1, A-2 and B), three variable rate principal and interest Classes (C, D and E) and one variable rate interest only class (Class IO-1).
                            The Certificates were issued on December 30, 1998 pursuant to a Pooling and Servicing Agreement among the Depositor, the Seller, the Master Servicer, the Special Servicer and the Trustee. The Offered
                            Certificates have not been previously offered to the public.

Collateral:                 The collateral consists of a $1,163,518,250
                            pool of 238 fixed-rate commercial and
                            multifamily Mortgage Loans, of which 206 are conduit loans consisting of $1,048,457,429 or 90.1% of the pool and 32 are CTL loans consisting of $115,060,821 or 9.9% of the pool.

Seller:                     First Union National Bank

Book-Running Lead Manager:  First Union Capital Markets

Co-Lead Manager:            Morgan Stanley Dean Witter

Master Servicer:            First Union National Bank

Special Servicer:           Lennar Partners, Inc.

Trustee:                    Norwest Bank Minnesota, National Association

Expecting Pricing Date:     January 26, 1999

Expecting Settlement Date:  February [ ], 1999

Distribution Dates:         The 15th of each month.  The first  Distribution
                            Date on which investors will be entitled to distributions will be March 15, 1999.

Minimum Denominations:      $25,000  for the Class A-I and Class A-2
                            Certificates, and $50,000 for the Class IO-1, Class
                            B, Class C, Class D and Class E Certificates.

ERISA Considerations:       Class A-1, A-2 and IO-1 Certificates are expected to
                            be ERISA eligible.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1


SMMEA Eligibility:          Class A-1, A-2, IO-1 and B Certificates are expected
                            to be SMMEA eligible.

Risk Factors:               THE CERTIFICATES  INVOLVE A DEGREE OF RISK AND MAY
                            NOT BE SUITABLE FOR ALL INVESTORS. SEE THE "RISK
                            FACTORS" SECTION OF PROSPECTUS SUPPLEMENT AND THE
                            "RISK FACTORS" SECTION OF THE PROSPECTUS.




This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

                                   [BAR CHART]

                                  Class IO-1(1)
                                                              [LEGEND]
           ----------------------- ===========               ----------
Class A-1         Aaa/AAA [ %]                               === IO-1
           ----------------------- ===========               --- IO-2
                                                             ----------
           ------------------------- =========
Class A-2         Aaa/AAA [ %]
           ------------------------- =========

           -------------------------- ========
Class B           Aa2/AA [ %]
           -------------------------- ========

           --------------------------- =======
Class C           A2/AA [WAC- %]
           --------------------------- =======

           ---------------------------- ======
Class D         Baa2/BBB [WAC- %]
           ---------------------------- ======

           ------------------------------ ====
Class E         Baa3/BBB- [WAC- %]
           ------------------------------ ====

           ------------------  ------ ========
Class F        -/- 5.35%        0.25%
           ------------------  ------ ========

           ------------------  ------ ========
Class F        -/- 5.35%        0.25%
           ------------------  ------ ========

           ------------------  ------ ========
Class H     NR/NR  -/- 5.35%    0.25%
           ------------------  ------ ========

      NR = Not Rated

Note: (1) The Class IO-1 Certificates will accrue interest at a variable rate as described in the Prospectus Supplement.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1


II. STRUCTURE CHARACTERISTICS

The Offered Certificates (other than the Class C, D, E and IO-1 Certificates) are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class C, D, E and IO-1 Certificates will accrue interest at variable rates as discussed in the Prospectus Supplement. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.



Priority of Cash Flows:

                                [BAR CHART]

A bar chart describing the priority of cash flows as the "y" axis. With the Class A-1 Notes on top and the Class H Notes on the bottom. The time for repayment as the "x" axis, ranging from 0 to 600 months. Shaded and clear bars distinguish between interest and principal payments.

Notes:    (1)  The Class A-1, A-2 and IO-1 Certificates will be paid interest on a pro rata basis.

          (2) The above analysis is based on the Table Assumptions described in the Prospectus Supplement.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1


Interest Distributions:     Each Class of Certificates (other than the Class
                            IO-1 Certificates) will be entitled on each Distribution Date to interest accrued at its Pass-Through Rate on the outstanding Certificate
                            Balance or notional balance of such Class, as applicable. The Class IO-1 Certificates will be entitled on each Distribution Date to the aggregate interest accrued on each of its components.

Pass-Through Rates:         Class A-1:         [ ___ ]%
                            Class A-2:         [ ___ ]%
                            Class IO-1:        Variable rate as described in the
                                               Prospectus Supplement
                            Class B:           [ ___ ]%
                            Class C:           [Net WAC - ___ ]
                            Class D:           [Net WAC - ___ ]
                            Class E:           [Net WAC - ___ ]
                            Class F:           5.35%
                            Class G:           5.35%
                            Class H:           5.35%
                            Class IO-2:        0.25%

Principal Distributions:    Principal will be distributed on each Distribution
                            Date to the Class of Principal Balance Certificates outstanding, with the earliest alphabetical/numerical Class designation, until its
                            Certificate Balance is reduced to zero. If, due to losses, the Certificate Balances of the Class B through Class H Certificates are reduced to zero or Appraisal Reductions exceed the aggregate
                            Certificate Balance of the Subordinate Certificates, payments of principal to the Class A-1 and A-2
                            Certificates will be made on a pro rata basis.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1


Prepayment Premium          All Prepayment Premiums are distributed to
Allocation:                 Certificateholders on the Distribution Date
                            following the one-month collection period in which the prepayment occurred. All Prepayment Premiums will be allocated among to the Class A through E, in each case, up to the product of (i) the Prepayment
                            Premium, (ii) the "Discount Rate Fraction" and (iii) the percentage of the total principal distribution to Certificateholders to which such Class is entitled. Any excess amounts will be distributed to Class IO-1 Certificates.

                            The Discount Rate Fraction for Classes A through E is defined as:

                            (Coupon on Class - Reinvestment Yield)/(Coupon on Mortgage Loan - Reinvestment Yield)

Prepayment Premium          A yield maintenance prepayment premium will
Allocation                  generally be equal to the present
Example:                    value of the reduction in interest payments as a
                            result of the prepayment through the maturity of the Mortgage Loan, discounted at the yield of a Treasury security of similar maturity in most cases
                            (converted from semi-annual to monthly pay). The following reflects that method:

                            GENERAL PREPAYMENT PREMIUM ALLOCATION EXAMPLE:
                            Assuming the structure presented in this Term Sheet and the following assumptions:

                            Only two Classes of Certificates: A-1 and IO-1.

                            Mortgage Loan characteristics of loan being prepaid:

                                  Balance              $10,000.000
                                  Coupon               8.0%
                                  Maturity             10 yrs (November 1, 2008)
                            Treasury Yield (monthly)   5.75%

                            Certificate
                            Characteristics:
                                     Class A-1 Coupon  7.00%


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

                            Discount Rate Fraction Example
                                                                           CLASS A-1           CLASS I-O
                            Discount Rate Fraction Calculation            CERTIFICATES        CERTIFICATES
                                                                          ------------        ------------

                            (Class A-1 Coupon - Reinvestment              (7.00%-5.75%)/
                            Yield)/                                       (8.00%-5.75%)=      (100%-55.56%)=

                            (Gross Mortgage Rate -                         1.25%/2.25%=
                            Reinvestment Yield)=

                            % of Premium allocated to Classes                 55.56%              44.44%
                            (Discount Rate Fraction)

Credit Enhancement:         Each Class of Certificates other than Classes A-1,
                            A-2 and IO-1 (the "Senior Certificates") will be subordinate to Senior Certificates and each other
                            Class with an earlier alphabetical Class designation. The IO-2 Class of Certificates is not rated and is subordinated to the Offered
                            Certificates.

Advancing:                  The Master Servicer and the Trustee will each be
                            obligated to make P&I Advances and Servicing
                            Advances, including delinquent property taxes and insurance, but only to the extent that such Advances are deemed recoverable.

Realized Losses and         Losses and Additional Trust Fund Expenses, if any,
Expense Losses: Realized    will be allocated to the Class H, Class G, Class F,
                            Class E, Class D, Class C, and Class B Certificates, in that order, and then, pro rata, to Classes A-1 and A-2.

Prepayment Interest         For any Distribution Date, any Net Aggregate
Shortfalls:                 Prepayment Interest Shortfall for such Distribution
                            Date will generally be allocated pro rata to each Class of Certificates in proportion to its entitlement to interest.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1


Appraisal Reductions:       An appraisal reduction generally will be created in
                            the amount, if any, by which the Principal Balance of a Specially Serviced Mortgage Loan (plus other amounts overdue in connection with such loan) exceeds 90% of the appraised value of the related
                            Mortgaged Property. The Appraisal Reduction Amount will reduce proportionately the amount of P&I
                            Advances for such loan, which reduction will result, in general, in a reduction of interest distributable to the most subordinate Class of Principal Balance
                            Certificates outstanding.

                            An Appraisal Reduction will be reduced to zero as of the date the related Mortgage Loan has been brought current for at least three consecutive months, paid in full, liquidated, repurchased, or otherwise disposed of.

Controlling Class:          The Controlling Class will generally be the most
                            subordinate Class of Certificates outstanding at any time or, if the Certificate Balance of such Class is less than 25% of the initial Certificate Balance of such Class, the next most subordinate Class of Principal Balance Certificates.

Special Servicer:           The Pooling and Servicing Agreement permits the
                            Special Servicer to modify, waive or amend any term of any Mortgage Loan if it determines, in accordance with the servicing standard, that it is appropriate to do so.

Optional Termination:       The Depositor, then the Master Servicer, then the
                            Special Servicer, and certain Certificateholders will have the option to purchase, in whole but not in part, the remaining assets of the Trust on or after the Distribution Date on which the aggregate
                            Certificate Balance of all Classes of Certificates then outstanding is less than or equal to $11,654,540. Such purchase price will generally be at a price equal to the unpaid aggregate Scheduled
                            Principal Balance of the Mortgage Loans, plus accrued and unpaid interest and unreimbursed
                            Advances.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

Reports to                  The Trustee will prepare and deliver monthly
Certificateholders:         Certificateholder Reports. The Special Servicer will
                            prepare and deliver to the Trustee a monthly Special
                            Servicer Report summarizing the status of each Specially Serviced Mortgage Loan. The Master
                            Servicer and the Special Servicer will prepare and deliver to the Trustee an annual report setting forth, among other things, the debt service coverage ratios for each Mortgage Loan, as available. Each of the reports will be available to the Certificateholders. A Report containing information regarding the Mortgage Loans will be available electronically.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

III. COLLATERAL DESCRIPTION

Summary: The Mortgage Pool consists of a $1,163,518,250 pool of 238 fixed-rate, first lien, mortgage loans secured by liens on commercial and multifamily properties located throughout 33 states and the District of Columbia. As of the Cut-Off Date, the Mortgage Loans have a weighted average Mortgage Rate of 7.048% and a weighted average remaining term to maturity of 144 months. See the Prospectus Supplement for more detailed collateral information.


                                                    PROPERTY TYPE SUMMARY
                                                    ---------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                INITIAL                                      WEIGHTED
                                                                 POOL                      WEIGHTED          AVERAGE
                                                                BALANCE      WEIGHTED      AVERAGE            DEBT        WEIGHTED
                                                                 AS OF       AVERAGE     REMAINING TERM      SERVICE      AVERAGE
                              NUMBER OF    AGGREGATE BALANCE    CUT-OFF      MORTGAGE     TO STATED         COVERAGE      LOAN TO
       PROPERTY TYPE            LOANS     AS OF CUT-OFF DATE     DATE         RATE         MATURITY           RATIO        VALUE
----------------------------- ----------- -------------------- ----------- ------------- ----------------- ------------ ------------

Multifamily                      103           $487,631,769        41.9%      6.986%          138 mos         1.31x         76.7%
------------------------------------------------------------------------------------------------------------------------------------
Retail                            48           $255,857,727        22.0       6.963           126             1.36          70.2
------------------------------------------------------------------------------------------------------------------------------------
Hospitality                       25           $119,830,936        10.3       7.328           131             1.52          67.6
------------------------------------------------------------------------------------------------------------------------------------
Office                            12           $116,125,557        10.0       6.934           141             1.31          70.8
------------------------------------------------------------------------------------------------------------------------------------
Health Care                       10            $45,578,385         3.9       7.363           168             1.63          64.7
------------------------------------------------------------------------------------------------------------------------------------
Industrial                         3            $10,991,335         0.9       7.282           114             1.41          74.8
------------------------------------------------------------------------------------------------------------------------------------
Mixed Use                          2             $7,650,799         0.7       7.268           116             1.32          71.0
------------------------------------------------------------------------------------------------------------------------------------
Self Storage                       2             $3,796,319         0.3       7.095           116             1.40          60.0
------------------------------------------------------------------------------------------------------------------------------------
Mobile Home Park                   1               $994,603         0.1       7.250           117             1.26          71.3
------------------------------------------------------------------------------------------------------------------------------------
CTL(1)                            32           $115,060,821         9.9       7.162           229              NAP          NAP
------------------------------------------------------------------------------------------------------------------------------------
TOTAL                            238         $1,163,518,250       100.0%      7.048%          144 mos         1.36x         72.7%
------------------------------------------------------------------------------------------------------------------------------------


Note:(1) Includes 25 retail properties (7.3%), 6 hospitality properties (2.0%) and one industrial property (0.6%).

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1


Credit Tenant Lease         Credit Tenant Lease Loans are secured by mortgages
Loans:                      on properties which are leased (each a "Credit
                            Tenant Lease"), to a tenant which possesses (or whose parent or other affiliate which guarantees the lease obligation possesses) the rating indicated in the following table. Scheduled monthly rent payments under the Credit Tenant Leases are generally sufficient to pay in full and on a timely basis all interest and principal scheduled to be paid with respect to the related Credit Tenant Lease Loans.

                            The Credit Tenant Lease Loans generally provide that the Tenant is responsible for all costs and expenses incurred in connection with the maintenance and operation of the related Credit Tenant Lease property and that, in the event of a casualty or condemnation of a material portion of the related Mortgaged Property:

                            (i) the Tenant is obligated to continue making
                                payments;

                            (ii) the Tenant must make an offer to purchase the
                                 applicable property subject to the Credit
                                 Tenant Lease for an amount not less than the unpaid principal balance plus accrued interest on related Credit Tenant Lease Loan; or

                            (iii) the Trustee on behalf of the
                                 Certificateholders will have the benefit of certain non-cancelable credit lease enhancement policies obtained to cover certain casualty and/or condemnation risks.

                            Approximately 9.9% of the Mortgage Loans are Credit Tenant Lease Loans.


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      Cut-off         S&P     Moody's   Lease Type
            Property Name                 Guarantor/Tenant       Property Type   Date Balance ($)   Rating     Rating     Code(1)
------------------------------------------------------------------------------------------------------------------------------------
Rite Aid Citrus Heights                Rite Aid Corporation    Drug Store           5,120,866.04     BBB+       Baa1         B
------------------------------------------------------------------------------------------------------------------------------------
Rite Aid Dixie Highway, Louisville     Rite Aid Corporation    Drug Store           2,560,917.25     BBB+       Baa1         B
------------------------------------------------------------------------------------------------------------------------------------
Rite Aid Portland                      Rite Aid Corporation    Drug Store           2,265,426.08     BBB+       Baa1         B
------------------------------------------------------------------------------------------------------------------------------------
Rite Aid Battle Creek                  Rite Aid Corporation    Drug Store           1,954,384.81     BBB+       Baa1        NN
------------------------------------------------------------------------------------------------------------------------------------
Rite Aid Dover                         Rite Aid Corporation    Drug Store           2,628,580.48     BBB+       Baa1         B
------------------------------------------------------------------------------------------------------------------------------------
Rite Aid Littleton                     Rite Aid Corporation    Drug Store           3,164,032.06     BBB+       Baa1         B
------------------------------------------------------------------------------------------------------------------------------------
Rite Aid Louisville - Taylor &         Rite Aid Corporation    Drug Store           2,340,129.51     BBB+       Baa1         B
Bluegrass
-----------------------------------------------------------------------------------------------------------------------------------
Rite Aid Norfolk                       Rite Aid Corporation    Drug Store           2,735,901.74     BBB+       Baa1         B
------------------------------------------------------------------------------------------------------------------------------------
Rite Aid Saginaw Genesee               Rite Aid Corporation    Drug Store           2,639,019.66     BBB+       Baa1        NN
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL RITE AID                                                                25,409,266.63
------------------------------------------------------------------------------------------------------------------------------------
Motel 6 1118 Austin AP                 Accor SA                Limited Service      5,866,628.32      BBB        --          B
------------------------------------------------------------------------------------------------------------------------------------
Motel 6 1261 Houston - Spring          Accor SA                Limited Service      3,429,285.15      BBB        --          B
------------------------------------------------------------------------------------------------------------------------------------
Motel 6 1273 Portland                  Accor SA                Limited Service      4,610,168.48      BBB        --          B
------------------------------------------------------------------------------------------------------------------------------------
Motel 6 134 San Antonio (N)            Accor SA                Limited Service      2,616,837.43      BBB        --          B
------------------------------------------------------------------------------------------------------------------------------------
Motel 6 284 South Deerfield            Accor SA                Limited Service      3,297,026.22      BBB        --          B
------------------------------------------------------------------------------------------------------------------------------------
Motel 6 352 Rapid City                 Accor SA                Limited Service      4,043,344.48      BBB        --          B
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL Motel 6                                                                 23,863,290.08
------------------------------------------------------------------------------------------------------------------------------------
Edwards Supermarket - Teaneck          Royal Ahold, NV         Grocery Store        8,505,273.14       A         A3         NNN
------------------------------------------------------------------------------------------------------------------------------------
IHOP Douglasville Douglas Blvd         IHOP Corporation        Restaurant           1,253,787.12   Private(2)               NNN
------------------------------------------------------------------------------------------------------------------------------------
Lowes Hattiesburg Weathersby           Lowe's Companies, Inc   Home Improvement    10,684,277.65       A         A2         NN
------------------------------------------------------------------------------------------------------------------------------------
Lowe's Queensbury                      Lowes Companies, Inc.   Home Improvement    11,617,882.85       A         A2         NN
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL LOWE'S                                                                  22,302,160.50
------------------------------------------------------------------------------------------------------------------------------------
Walgreen Hialeah 4th Ave               Walgreen Company        Drug Store           2,401,280.67      A+        Aa3         NN
------------------------------------------------------------------------------------------------------------------------------------
Walgreen Jacksonville St Augustine     Walgreen Company        Drug Store           2,506,522.81      A+        Aa3         NN
------------------------------------------------------------------------------------------------------------------------------------
Walgreen Melbourne Wickham             Walgreen Company        Drug Store           2,709,583.17      A+        Aa3         NN
------------------------------------------------------------------------------------------------------------------------------------
Walgreen Pembroke Pines Pines          Walgreen Company        Drug Store           2,725,955.38      A+        Aa3         NN
Boulevard
------------------------------------------------------------------------------------------------------------------------------------
Walgreens Ft Worth                     Walgreen Company        Drug Store           2,357,764.11      A+        Aa3         NN
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL WALGREENS                                                               12,701,106.14
------------------------------------------------------------------------------------------------------------------------------------
CVS Columbia Sparkleberry              CVS Corporation         Drug Store           1,783,025.22      A-         A3         NN
------------------------------------------------------------------------------------------------------------------------------------
CVS Rochester Henrietta                CVS Corporation         Drug Store           1,600,575.96      A-         A3         NN
------------------------------------------------------------------------------------------------------------------------------------
CVS Waltham Main                       CVS Corporation         Drug Store           3,656,124.48      A-         A3         NN
------------------------------------------------------------------------------------------------------------------------------------
CVS York Richland                      CVS Corporation         Drug Store           1,623,091.15      A-         A3         NN
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL CVS                                                                      8,622,816.81
------------------------------------------------------------------------------------------------------------------------------------
Bunzl Hicksville Duffy                 Bunzl USA, Inc.         Paper Packaging      6,467,952.90   Private(2)               NN
------------------------------------------------------------------------------------------------------------------------------------
Eckerd - Charlotte - Harris Blvd       Eckerd Corporation      Drug Store           2,324,301.41      A-        Baa1        NNN
------------------------------------------------------------------------------------------------------------------------------------
Eckerd Pompano Sample                  Eckerd Corporation      Drug Store           2,416,142.08      A-        Baa1        NN
------------------------------------------------------------------------------------------------------------------------------------
     TOTAL ECKERD                                                                   4,740,433.49
------------------------------------------------------------------------------------------------------------------------------------
Sears Union Center Island              Sears, Roebuck and Co.  Automotive Retail    1,154,723.89      A-         A2         NNN
------------------------------------------------------------------------------------------------------------------------------------

Unless otherwise indicated, such ratings were the highest assigned to the applicable Tenant or Guarantor, as applicable, by Moody's and Standard & Poor's respectively.

Notes:   (1)  "NNN" means triple net lease; "NN" means double net lease, "B"
               means bond-type lease.
         (2)  Private rating; disclosure not available.

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1


[A map of the U.S. describing the percentage allocation of the Mortgage Loans by state.]

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

                              POOL CHARACTERISTICS

MORTGAGE RATES (%)
-------------------------------------------------------------------
                    NUMBER OF       AGGREGATE       % BY AGGREGATE
                    MORTGAGE      CUT-OFF DATE       CUT-OFF DATE
                      LOANS          BALANCE          BALANCE (%)
                      -----       -------------       -----------
6.000-6.999             78          550,745,608          47.33
7.000-7.999            147          568,453,599          48.86
8.000-8.999             12           42,700,271           3.67
9.000-9.999              1            1,618,772           0.14
                      -----       -------------        ----------
Total:                 238        1,163,518,250          100.00
                      =====       ==============       ==========
Min:  6.125
Max:  9.125
Weighted Average Coupon:  7.048
-------------------------------------------------------------------




ORIGINAL TERMS TO STATED MATURITY (MOS)
-------------------------------------------------------------------
                    NUMBER OF       AGGREGATE       % BY AGGREGATE
                    MORTGAGE      CUT-OFF DATE       CUT-OFF DATE
                      LOANS          BALANCE          BALANCE (%)
                      -----       -------------       -----------
equal or less than 84   6          40,390,577            3.47
85-120                149          764,994,178          65.75
121-144                 2          13,994,181            1.20
145-180                30          137,604,816          11.83
181-240                31          152,399,643          13.10
241-360                20          54,134,856            4.65
                      -----       -------------        ----------
Total:                238         1,163,518,250        100.00
                      =====       ==============       ==========

Min:  84
Max:  360
Weighted Average:  149
-------------------------------------------------------------------



REMAINING TERMS TO STATED MATURITIES (MOS)
-------------------------------------------------------------------
                    NUMBER OF       AGGREGATE       % BY AGGREGATE
                    MORTGAGE      CUT-OFF DATE       CUT-OFF DATE
                      LOANS          BALANCE          BALANCE (%)
                      -----       -------------       -----------
61-84                   6           40,390,577           3.47
85-120                150          767,081,359          65.93
121-180                31          149,511,816          12.85
181-240                32          156,055,767          13.41
241-300                15           40,731,237           3.50
301-360                 4            9,747,495           0.84
                      -----      -------------         ----------
Total:                 238       1,163,518,250         100.00
                      =====      =============         ==========

Min:  80
Max:  355
Weighted Average:  142
-------------------------------------------------------------------

This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

                              POOL CHARACTERISTICS

CUT-OFF DATE BALANCES
--------------------------------------------------------------------------------
                                 NUMBER OF       AGGREGATE       % BY AGGREGATE
                                 MORTGAGE      CUT-OFF DATE       CUT-OFF DATE
                                   LOANS          BALANCE          BALANCE (%)
                                   -----      --------------     -------------
1-1,000,000                          7           6,238,513           0.54
1,000,001-2,000,000                 51          80,243,405           6.90
2,000,001-3,000,000                 62         158,371,504          13.61
3,000,001-4,000,000                 34         121,893,707          10.48
4,000,001-5,000,000                 18          81,122,252           6.97
5,000,001-6,000,000                 14          78,715,384           6.77
6,000,001-7,000,000                  8          53,401,419           4.59
7,000,001-8,000,000                  7          52,196,818           4.49
8,000,001-9,000,000                  9          77,751,804           6.68
9,000,001-10,000,000                 2          19,816,346           1.70
10,000,001-15,000,000               13         153,247,267          13.17
15,000,001-20,000,000                8         138,888,276          11.94
20,000,001-25,000,000                3          70,302,004           6.04
25,000,001 >=                        2          71,329,551           6.13
                                   -----      --------------      ------------
Total:                              238       1,163,518,250         100.00
                                   =====      ==============      ============

Min:  763,847
Max: 46,000,000
Average: 4,888,732
--------------------------------------------------------------------------------



STATES
--------------------------------------------------------------------------------
                   NUMBER OF           AGGREGATE      % BY AGGREGATE
                   MORTGAGE          CUT-OFF DATE      CUT-OFF DATE
                     LOANS              BALANCE         BALANCE (%)
                     -----          --------------    -------------
Florida                27             147,156,346        12.65
California             20             117,751,729        10.12
Georgia                15             114,526,350         9.84
Texas                  22              90,781,324         7.80
New York               10              86,852,428         7.46
Other                 144             606,450,073        52.13
                     -----          --------------    -------------
Total:                238           1,163,518,250       100.00
                     =====          ==============    =============
--------------------------------------------------------------------------------


PROPERTY TYPES
--------------------------------------------------------------------------------
                   NUMBER OF           AGGREGATE      % BY AGGREGATE
                   MORTGAGE          CUT-OFF DATE      CUT-OFF DATE
                     LOANS              BALANCE         BALANCE (%)
                     -----          --------------    -------------
Multifamily           103             487,631,769        41.91
Retail                 48             255,857,727        21.99
Hospitality            25             119,830,936        10.30
Office                 12             116,125,557         9.98
Healthcare             10              45,578,385         3.92
Industrial              3              10,991,335         0.94
Mixed Use               2               7,650,799         0.66
Self Storage            2               3,796,319         0.33
Mobile Home Park        1                 994,603         0.09
CTL                    32             115,060,821         9.89
                     -----          --------------    -------------
Total:                238           1,163,518,250       100.00
                     =====          ==============    =============
-------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.

[FIRST UNION LOGO]                                         [MORGAN STANLEY LOGO]

                               FUNB SERIES 1999-C1

                              POOL CHARACTERISTICS

ORIGINAL AMORTIZATION TERMS (MOS)
--------------------------------------------------------------------------------
                   NUMBER OF           AGGREGATE      % BY AGGREGATE
                   MORTGAGE          CUT-OFF DATE      CUT-OFF DATE
                     LOANS              BALANCE         BALANCE (%)
                     -----          --------------    -------------
121-180                 5              14,533,390         1.25
181-240                25             125,776,865        10.81
241-360               208           1,023,207,995        87.94
                     -----          --------------    -------------
Total:                238           1,163,518,250       100.00
                     =====          ==============    =============
Min:  174
Max:  358
Weighted Average:  321
-------------------------------------------------------------------



DEBT SERVICE COVERAGE RATIOS (X) (EXCLUDING CTLS)
--------------------------------------------------------------------------------
                   NUMBER OF           AGGREGATE      % BY AGGREGATE
                   MORTGAGE          CUT-OFF DATE      CUT-OFF DATE
                     LOANS              BALANCE         BALANCE (%)
                     -----          --------------    -------------
1.15-1.24              25             145,060,032         13.84
1.25-1.34              84             460,166,678         43.89
1.35-1.49              68             308,143,629         29.39
1.50-1.74              23             118,093,124         29.39
1.75-1.99               3              11,602,601         11.26
2.00>=                  3               5,391,366          0.51
                     -----          --------------    -------------
Total:                206           1,048,457,430        100.00
                     =====          ==============    =============

Min:  1.15
Max:  2.13
Weighted Average:  1.36
--------------------------------------------------------------------------------



CUT-OFF DATE LOAN-TO-VALUE RATIOS (%) (EXCLUDING CTLS)
--------------------------------------------------------------------------------
                   NUMBER OF           AGGREGATE      % BY AGGREGATE
                   MORTGAGE          CUT-OFF DATE      CUT-OFF DATE
                     LOANS              BALANCE         BALANCE (%)
                     -----          --------------    -------------
30.1-40.00              1               2,459,759          0.23
40.1-50.00              3              14,259,503          1.36
50.1-60.00             11              42,536,026          4.06
60.1-70.00             38             201,499,195         19.22
70.1-80.00            145             753,499,092         71.86
80.1-90.00              8              34,273,855          3.27
                     -----          --------------    -------------
Total:                206           1,048,457,430         100.0
                     =====          ==============    =============

Min:  36.7
Max:  84.9
Weighted Average:  72.7
--------------------------------------------------------------------------------


BALLOON LOAN-TO-VALUE RATIOS (%) (EXCLUDING CTLS)
--------------------------------------------------------------------------------
                   NUMBER OF           AGGREGATE      % BY AGGREGATE
                   MORTGAGE          CUT-OFF DATE      CUT-OFF DATE
                     LOANS              BALANCE         BALANCE (%)
                     -----          --------------    -------------
20.1-30.0              11              41,507,514         3.99
30.1-40.0              17              78,094,778         7.51
40.1-50.0              12              43,805,503         4.21
50.1-60.0              56             250,765,125        24.13
60.1-70.0              94             507,816,040        48.86
70.1-80.0              17             117,443,285        11.30
                     -----          --------------    -------------
Total:                207           1,039,432,246       100.00
                     =====          ==============    =============

Min:  23.3
Max:  76.1
Weighted Average:  59.2
--------------------------------------------------------------------------------


This information does not constitute either an offer to sell or a solicitation of an offer to buy any of the securities referred to herein. Offers to sell and solicitations of offers to buy securities are made only by, and this information must be read in conjunction with, the final prospectus supplement and the related prospectus or, if not registered under the securities law, the final offering memorandum (the "Offering Document"), and any such decision to invest in such securities should be made solely in reliance upon such Offering Document. Information contained herein does not purport to be complete and is subject to the same qualifications and assumptions, and should be considered by investors only in the light of the same warnings, lack of assurances and representations and other precautionary matters, as disclosed in the Offering Document. Information regarding the underlying assets has been provided by the issuer of the securities or an affiliate thereof and has not been independently verified by the underwriters or their respective affiliates. This information was prepared on the basis of certain assumptions (including in certain case assumptions specified by the recipient hereof) regarding payments, interest rates, weighted average lives and weighted average loan age, loss and other matters including but not limited to, the assumptions described in the Offering Document, the underwriters, and any of their respective affiliates make no representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities. This information supercedes any prior versions hereof, will be deemed to be superseded by any subsequent versions (including with respect to any description of the securities or the underlying assets, the information contained in the Offering Document), and will deemed superseded, amended and supplemented in their entirety by such final Offering Document.